Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief financial officer of Lumera Corporation (the “Company”), does hereby certify that to the undersigned’s knowledge:

1) the Company’s Form 10-Q for the three months ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Company’s Form 10-Q for the three months ended September 30, 2008 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 7, 2008	/S/ PETER J. BIERE
Peter J. Biere
Sr. Vice President, Chief Financial Officer and Treasurer